Exhibit 99.1

FOR IMMEDIATE RELEASE January 30, 2022	FOR FURTHER INFORMATION CONTACT BENJAMIN BOCHNOWSKI (219) 853-7575

FINWARD BANCORP ANNOUNCES RETIREMENT OF DAVID BOCHNOWSKI AS EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS

Munster, Indiana – Finward Bancorp (Nasdaq: FNWD) (the “Bancorp” or “Finward”), the holding company for Peoples Bank, today announced that David A. Bochnowski, the Executive Chairman of the Bancorp’s Board of Directors, has informed the Board of his decision to retire as Executive Chairman and as a member of the Board, with his retirement to be effective as of June 30, 2023. The Board has appointed Benjamin J. Bochnowski, currently the Bancorp’s President and Chief Executive Officer and a member of the Bancorp’s Board of Directors, to succeed David Bochnowski as the Chairman of the Board. The appointment of Benjamin Bochnowski as Chairman is the result of the implementation of the Bancorp’s normal succession planning process.

“Since 1981, it has been my honor to serve our customers, communities, and the Peoples team, as we utilize the resources entrusted to us to build the regional economies of Northwest Indiana and more recently Chicagoland,” said David Bochnowski, the Bancorp’s Executive Chairman. “From our roots as a savings and loan to our current charter as a publicly traded bank, we have provided hundreds of millions of lending dollars for home buying, consumer needs, and small business development. In addition, our wealth management services continue to provide exceptional investment advice to a growing customer base. Throughout the many challenges of rapidly changing customer preferences and the ups and downs of numerous business cycles, a Great Recession, and a pandemic, Peoples Bank has remained faithful to our one hundred thirteen-year legacy of community banking excellence. I shall always be grateful for this opportunity and thank our customers and the dedicated Peoples team for their support in all my endeavors.”

“David Bochnowski has worked tirelessly for the shareholders, employees, customers, and communities of Peoples Bank and Finward Bancorp over the past four decades,” said Benjamin Bochnowski, the Bancorp’s President and Chief Executive Officer. “He had the vision and courage to raise capital at a small savings and loan during a tumultuous time and forge the path for the company we have become today. His unwavering commitment to this company has been an example to all of us at Peoples Bank, and we would not be where we are without him. It has been a pleasure to work side by side with him over the past decade, and his support and guidance along the way have given us what we need to continue the work he started when he joined Peoples Bank.”

David A. Bochnowski has been the Executive Chairman of the Bancorp since 2016, and prior to that served as the Chief Executive Officer of the Bancorp and Chairman of the Board for 35 years. Mr. Bochnowski has over 43 years of banking experience and has managed the growth and operations of Peoples Bank through numerous business cycles. Mr. Bochnowski is also an attorney with experience in federal laws and regulations applicable to the banking industry, and he has also been actively involved in national and state issues impacting the community banking industry. He is a former Chairman of America’s Community Bankers, the American Bankers Association Government Relations Council, and the Indiana Department of Financial Institutions, and a former member of an advisory council to the Federal Reserve, the Securities and Exchange Commission Advisory Committee on Small and Emerging Companies, and the Board of the Federal Home Loan Bank of Indianapolis. He maintains a high profile in business and not for profit community activities throughout Northwest Indiana. His community activities, include among others, former Chairman of One Region and the Legacy Foundation, and a member of the boards of Community Health Care System, Calumet College, and Valparaiso University. Mr. Bochnowski was inducted into the Northwest Indiana Times Business and Industry Hall of Fame, received Lifetime Achievement Awards from the Northwest Indiana Small Business Development Committee and the Northwest Indiana Urban League, and was awarded the Sagamore of the Wabash, Indiana’s highest citizen recognition.

Benjamin J. Bochnowski currently serves as President and Chief Executive Officer of the Bancorp. Mr. Bochnowski joined the Bancorp in 2010, became Executive Vice President and Chief Operating Officer of the Bancorp in 2013, was promoted to President and Chief Operating Officer in 2015, and became the Chief Executive Officer in 2016. He is a Director and First Vice Chairman of the Indiana Bankers Association and is a member of the Indiana Department of Financial Institutions Board. He also serves on the Board of Directors of One Region, a non-profit business organization, and Allies for Community Business, a micro-lending and coaching organization for underserved businesses in the Chicagoland area.

Since Benjamin Bochnowski joined the Bancorp in 2010, he has established himself as a forward-thinking leader and has been focused on guiding the Bancorp through the next phases of its growth, expansion, and strategic success. His leadership experience at Finward in implementing strategic plans and significantly increasing the size and scope of the Bancorp’s operations has played a vital role in the Bancorp’s success, with the goal of increasing shareholder value.

“The Board of Directors is extremely grateful for the dedication and leadership David has provided the Bancorp for the last 40-plus years,” said Anthony M. Puntillo, the Bancorp’s Lead Director. “During his tenure as Chairman and CEO of Finward Bancorp and Peoples Bank, the Bancorp grew from approximately $127 million to $2.05 billion in total assets.” Director Puntillo added, “In my 18 years as a Director, I witnessed David demonstrate the consistent clear vision and steady inspiration that was necessary to drive the Bank’s success. I am confident that the independent directors’ implementation of the Bancorp’s Chair selection process as part of its overall succession planning strategy, including direction from an outside consultant, has led us to our best choice. As the Bank’s CEO, Ben has demonstrated success at building upon David’s legacy. I am certain he will continue to do the same as our new Board Chair.”

David A. Bochnowski, Executive Chairman further stated, “I congratulate Ben on his new role and look forward to continuing to work with him during our transition. As CEO, he brings the experience and leadership perspective that meets market expectations of product and delivery channels necessary for banking in an era of ever-evolving technology. In addition, he has built a strong leadership group complimented by an enthusiastic Peoples team dedicated to responding to ever changing customer preferences. Ben’s understanding of banking policy garnered through experience at the state and national levels, including membership on the board of the Indiana Department of Financial Institutions, will blend well in the boardroom as he leads the stewardship of shareholder investment in Finward Bancorp. I join in the confidence shown by the independent members of the board in selecting Ben as our Chairman and know that he is ready for the challenges of this position especially in these uncertain domestic and geopolitical times.”

About Finward Bancorp

Finward Bancorp is a locally managed and independent financial holding company headquartered in Munster, Indiana, whose activities are primarily limited to holding the stock of Peoples Bank. Peoples Bank provides a wide range of personal, business, electronic and wealth management financial services from its 26 locations in Lake and Porter Counties in Northwest Indiana and the Chicagoland area. Finward Bancorp’s common stock is quoted on the NASDAQ Capital Market under the symbol FNWD. The website ibankpeoples.com provides information on Peoples Bank’s products and services, and Finward Bancorp’s investor relations.

Forward Looking Statements

This press release may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of the Bancorp. For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of the Bancorp’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, the Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.